Exhibit 99.1

Leading Innovation in Glaucoma The Next Generation

Aerie Pharmaceuticals, Inc.

Company Overview July 9, 2014

Important Information

Any discussion of the potential use or expected success of our product candidates is subject to our product candidates being approved by regulatory authorities. In addition, any discussion of clinical data results for our RhopressaTM and RoclatanTM product candidates relate to the results in our Phase 2 clinical trials.

The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete.

Certain statements in this presentation are “forward-looking statements” within the meaning of the federal securities laws, including beliefs, expectations, estimates, projections and statements relating to our business plans, prospects and objectives, and the assumptions upon which those statements are based. Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,” “intends,” “estimates,” “targets,” “projects” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Aerie – Next ext Generation in Glaucoma Therapies

• $4.5B US/EU/JP Market with significant unmet needs

Large Market • Multiple MOAs, once daily, high efficacy and safety

Opportunity

• Late-stage/potential blockbuster revenue opportunity

• Inhibits ROCK and NET, targets diseased tissue

RhopressaTM

Triple Action • Consistent IOP lowering, lowers EVP

• Expect P3 efficacy data mid-2015, NDA filing mid-2016

• Fixed combination of RhopressaTM and latanoprost

RoclatanTM • P2b results achieved all clinical endpoints, P3

Quadruple Action readiness mid-2015

• Potentially most efficacious IOP-lowering therapy

All Products Fully • Full patent protection through at least 2030

Owned by Aerie • Will retain North America rights and plan to partner in JP/EU

Glaucoma Market

Expanding Market

Largest Rx market in ophthalmology: $4.5B US/EU/JP

US Glaucoma patients: 2.7M growing to 4.3M by 20301

Patients on more than one drug to control disease: 50%

Unmet Needs

No commonly prescribed drugs: • target the diseased tissue

relax the main fluid drain and lower EVP

show consistent efficacy across a broad range of pressures

1 National Eye Institute

Aerie Covers the IOP-lowering Spectrum

Decreases Fluid

Inflow/Production

(Ciliary Processes)

Rhopressa™

Roclatan™

AA, BB, CAI

PGAs

increase

Increases Fluid Outflow: Increases Fluid Outflow:

Secondary Drain Primary Drain (Trabecular Meshwork);

(Uveoscleral Pathway) Lowers EVP

(Episcleral Venous Pressure)

Current Product Dashboard

FY 2013 US Glaucoma Market = $2.0B; 31.5M TRx

Market Share in TRx

BB, 15%

Latanoprost,

32%

BB Fixed

Once Daily Combo, 14% 2-3 Times

Daily

Travoprost,

10%

AA, 10%

PGA Bimatoprost, Non?PGA

11% CAI, 8%

Market Market

PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor

Aerie Competitive Advantage

Doses Peak Product

Clinical Efficacy Per Tolerability Sales*

Day

RhopressaTM High; Consistent 1 Hyperemia Yes

Targeting Diseased Tissue

Potentially

RoclatanTM 1 Hyperemia Yes

Highest

Hyperemia

PGA High 1 Iris Color Change $1.7B No

Other Cosmetic

Beta Cardiopulmonary

Moderate 2 >$500M No

Blocker Contraindications

Sulfonamide

CAI Low 2—3 Contraindication >$500M No

Bitter Taste

Alpha Allergy

Low 2—3 >$400M No

Agonist Drowsiness

* Peak worldwide sales for best-in-class franchise.

Glaucoma Competitors in Pipeline

RhopressaTM and RoclatanTM: the only new qd MOAs

New MOAs

RhopressaTM (Aerie AR-13324) ROCK/NET inhibitor (qd) Phase 3

RoclatanTM (Aerie PG324) ROCK/NET inhibitor + PGA (qd) Phase 3

K-115 (Kowa) ROCK inhibitor (bid) Phase 3 (Japan)

AMA0076 (Amakem) ROCK inhibitor (bid) Phase 2a

INO-8875 (Inotek) Adenosine-A1 agonist (bid) Phase 2

OPA-6566 (Acucela) Adenosine-A2a agonist (bid) Phase 1/2

SYL040012 (Sylentis) RNAi beta blocker (bid) Phase 2

New PGAs: not usable as add-on to current PGAs

New PGAs

BOL-303259 (B+L) NO donating latanoprost (qd) Phase 3

DE-117 (Santen) EP2 agonist (qd) Phase 2a

ONO-9054 (Ono) FP/EP3 agonist (qd) Phase 1

Aerie Market Positioning

Triple-Action RhopressaTM Quadruple-Action RoclatanTM

Future drug of choice for the Future product of choice for

80% of patients with IOP of patients requiring maximal IOP

26 mmHg or less lowering

Also for PGA users as add-on Efficacy potentially greater than all therapy currently marketed drugs

Also for PGA non-responders and For patients with IOPs above those with tolerability concerns 26 mmHg

Also for patients with low-tension Also for patients at any IOP with glaucoma significant disease progression

Triple-Action RhopressaTM

Mechanisms of Action: RhopressaTM

1. ROCK inhibition relaxes TM, increases outflow RKI

NET

2. NET inhibition reduces fluid production Cornea

3. ROCK inhibition lowers EVP

Trabecular

Meshwork

Schlemm’s

Canal

Episcleral

Veins

RKI

NET

Uveoscleral

Outflow

Ciliary Processes

Rhopressa™: Strong IOP Lowering in Phase 2b



Diurnal Average IOP - Entry IOP 22-36 mmHg (n=221)
IOP mmHg + SEM
29
27
25
23
21
19
17
15
13
25.8 25.6 25.5
19.8 19.5 18.4
20.2 20.0 18.7
Baseline
Day 14
Day 28
Rhopressa™ 0.01% (n=74)
Rhopressa™ 0.02% (n=71)
Latanoprost (n=76)



Rhopressa™ Efficacy 8 AM
D7 D14 D28
Δ IOP mmHg
0
-1
-2
-3
-4
-5
-6
-7
-8
-6.0 -6.3 -5.9
Rhopressa™ 0.02% q.d.

- Once-daily PM dosing of 0.02% Rhopressa™ is highly effective
  - IOP -5.7 and -6.2 mmHg on D28 and D14
  - Consistent efficacy through D28
- Rhopressa™ efficacy results within ~1 mmHg of latanoprost
- Favorable tolerability profile
- No systemic side effects

13 glaucoma NCEs advanced from Phase 2 to Phase 3 since 1970s - All approved

11

Differentiated Rhopressa™ Efficacy Profile

- Rhopressa™ and latanoprost clinically and statistically equivalent in patients with moderately elevated IOPs of 22 - 26 mmHg
- Latanoprost loses ~1 mmHg efficacy
- Rhopressa™ maintains consistent efficacy
- Latanoprost does not target the diseased tissue – Rhopressa™ does

Full Patient Population



Δ IOP mmHg + SEM
0
-1
-2
-3
-4
-5
-6
-7
-8
-6.8
-5.7
Latanoprost
0.02% Rhopressa™

Baseline
22 – 36 mmHg
(n=221)

Moderately Elevated IOP



Δ IOP mmHg + SEM
0
-1
-2
-3
-4
-5
-6
-7
-8
-5.9
-5.8
Latanoprost
0.02% Rhopressa™

Baseline
22 – 26 mmHg
(n=106)

Phase 2b baseline IOP entry requirements: 24, 22, 22 mmHg (8am, 10am, 4pm)

aerie pharmaceuticals, inc.

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RhopressaTM EVP-Lowering Breakthrough

Phase 2b data provided first sign of EVP-lowering:

Consistent efficacy across baseline IOPs

Phase 1 study in low baseline IOP subjects:

Lowered average IOP by over 30% from 16 to 11 mmHg

Preclinical in vivo study:

Lowered EVP by 35%

Note: EVP contributes up to half of IOP in normotensive subjects

~80% of Glaucoma IOPs Are ≤ 26 mmHg at Time of Diagnosis

Baltimore Eye Survey

Baseline IOP Percentage of POAG Cumulative Percentage

(mmHg) Patients Identified

≤ 15 13% 13%

16-18 24% 37%

19-21 22% 59%

22-24 19% 78%

25-29 10% 88%

30-34 9% 97%

≥ 35 3% 100%

10,444 individuals were screened for the prevalence of Primary Open-Angle Glaucoma (POAG)

* Sommer A, Tielsch JM, Katz J et al. Relationship between intraocular pressure and primary open angle glaucoma among white and black Americans: The Baltimore eye survey. Arch Ophthalmol 1991;109:1090-1095

Latanoprost and Timolol Show Reduced Efficacy at Lower Baseline IOPs

0 Timolol (n = 369)

Latanoprost (n = 460)

-2

(mmHg) -4

6 -6

month -8

change -10

IOP -12

Diurnal -14

-16

16 18 20 22 24 26 28 30 32 34 36 38

Untreated diurnal IOP (mmHg)

Pooled data from three latanoprost registration studies.

Hedman and Alm; European Journal Ophthalmology;2000

Latanoprost and timolol lose efficacy as baseline IOPs decline

Timolol at least 1 mmHg less effective than latanoprost across all published baselines

RhopressaTM equivalent/non-inferior to latanoprost at baselines 22 – 26 mmHg

Timolol is the standard comparator for glaucoma Phase 3 trials

RhopressaTM Registration Trial Overview

Primary efficacy endpoint: IOP at all time points through Day 90 Non-inferiority design vs. timolol

- 95% CI within 1.5 mmHg at all time points, within 1.0 mmHg at a majority of time points

Entry IOP: Over 20 mmHg and less than 27 mmHg

- FDA has agreed to Aerie proposal for entry IOPs with no expected impact on label

- RhopressaTM non-inferior to latanoprost at entry IOPs of 22-26 mmHg in Phase 2b

FDA discussions on Phase 3 design now complete

- Combined trials to include approximately 1,300 total patients

- 100 patients of 12 month safety data needed for NDA filing

Rhopressa™ Registration Trial Design

"Rocket 1" 90-Day Efficacy Registration Trial:

Rhopressa™ 0.02% QD	~200 patients
Timolol BID	~200 patients

"Rocket 2" One Year Safety (3 mo. interim efficacy) Registration Trial:

Rhopressa™ 0.02% QD	~230 patients
Rhopressa™ 0.02% BID[1]	~230 patients
Timolol BID	~230 patients

[1] PGAs have been shown to be less effective when dosed BID

"Rocket 3" One Year Safety-Only Registration Trial – Canada:

Rhopressa™ 0.02% QD	~90 patients
Rhopressa™ 0.02% BID	~90 patients
Timolol BID	~60 patients

aerie pharmaceuticals, inc.

17

Quadruple-Action RoclatanTM

FIXED COMBINATION OF RHOPRESSATM WITH LATANOPROST

MOAs:

1. ROCK inhibition relaxes TM, increases outflow

2. NET inhibition reduces fluid production

3. ROCK inhibition lowers EVP Trabecular

Meshwork

4. PGA receptor activation Schlemm’s

Canal

increases uveoscleral Episcleral

Veins

outflow

RhopressaTM

RKI

NET

Cornea

Uveoscleral Outflow

Latanoprost

Ciliary Processes

RKI NET

+ Outflow

+ Outflow

RKI

+ Outflow

+ Outflow

- Inflow

PGA

RoclatanTM Phase 2b Clinical Trial Design

Phase 2b Protocol RoclatanTM 0.01% vs. RoclatanTM 0.02% vs. RhopressaTM 0.02% vs.

Latanoprostatanoprost All dosed QD PM

~300 Patients 28 days

Primary efficacy endpoint: Mean diurnal IOP on Day 29

Two concentrations of RoclatanTM vs.

RhopressaTM 0.02% and latanoprost

Trial design similar to registration trial for another fixed-dose combination

- Statistically significant difference at measured time points

- Higher combo efficacy vs. components of at least 1-3 mmHg, as previously accepted by FDA for product approval

Roclatan™ Phase 2b Clinical Trial Performance

Potential to be Highest Efficacy IOP-Lowering Therapy

Achieved primary efficacy measure of superiority over each of the components on day 29 Mean diurnal IOP reduction on day 29 was approximately 2 mmHg superior to latanoprost Achieved statistical superiority over the individual components at all time points

- More efficacious than latanoprost by 1.6 – 3.2 mmHg

- More efficacious than RhopressaTM by 1.7 – 3.4 mmHg

The main adverse event was hyperemia, or eye redness, reported in 40 percent of patients and scored as mild for the large majority of patients No systemic drug-related adverse events

Roclatan™ Phase 2b, ITT*

Mean IOP at Each Time Point

Primary Efficacy Measure

31 30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12

8AM 10AM 4PM 8AM 10AM 4PM 8AM 10AM 4PM 8AM 10AM 4PM 8AM

Baseline Day 8 Day 15 Day 29 Day 30

0.02% RhopressaTM (n=78)

0.005% Latanoprost (n=73)

0.02% RoclatanTM (n=72)

0.02% RoclatanTM achieved statistical superiority over individual components at all time points (p<0.001)

* Intent to Treat mmHg+/- SEM

Roclatan™ Phase 2b, ITT
Table of Efficacy vs. Individual Components

Mean IOP (mmHg) by Treatment Group and Treatment Difference at All Time Points

	0.01% Roclatan™	**0.02% Roclatan™**	0.005% Latanoprost		0.02% Rhopressa™	
	(n = 73)	**(n = 72)**	(n = 73)		(n = 78)	
	Mean	**Mean**	Mean	Difference*	Mean	Difference*
Day 8						
8:00 AM	17.6	**17.0**	19.6	-2.6	20.0	-3.1
10:00 AM	16.0	**15.6**	18.3	-2.7	18.0	-2.4
4:00 PM	16.4	**15.6**	18.6	-3.1	17.9	-2.3
Day 15						
8:00 AM	17.8	**16.5**	19.6	-3.2	19.6	-3.1
10:00 AM	16.6	**15.8**	18.3	-2.4	18.7	-2.8
4:00 PM	16.9	**15.7**	18.3	-2.6	18.4	-2.7
Day 29						
8:00 AM	18.4	**16.9**	19.2	-2.4	20.3	-3.4
10:00 AM	16.5	**15.9**	17.7	-1.8	18.6	-2.7
4:00 PM	17.1	**16.8**	18.4	-1.6	18.5	-1.7

* Difference between 0.02% Roclatan™ and latanoprost or Rhopressa™

- 0.02% Roclatan™ superior to latanoprost by 1.6 - 3.2 mmHg (p<0.001)
- 0.02% Roclatan™ superior to Rhopressa™ by 1.7 - 3.4 mmHg (p<0.001)

aerie pharmaceuticals, inc.

22

Roclatan™ Phase 2b
% of Patients with IOP Reductions of ≥ 20%



Day 29 - % of Subjects / Diurnal % Reductions
0.02% Rhopressa™ (n=78)
0.005% Latanoprost (n=73)
0.02% Roclatan™ (n=72)
% of Subjects
100
90
80
70
60
50
40
30
20
10
0
9
11
32
17
28
50
24
46
63
45
65
81
66
81
93
≥ 40%
≥ 35%
≥ 30%
≥ 25%
≥ 20%
Reduction

aerie

23

Roclatan™ Phase 2b
% of Patients with IOP Declining to ≤ 18 mmHg



Day 29 - % of Subjects / Diurnal IOP
0.02% Rhopressa™ (n=78)
0.005% Latanoprost (n=73)
0.02% Roclatan™ (n=72)
% of Subjects
100
90
80
70
60
50
40
30
20
10
0
10
8
38
21
18
46
25
29
57
40
47
69
≤ 15 mm
≤ 16 mm
≤ 17 mm
≤ 18 mm
IOP

aerie

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Roclatan™

Anticipated Future Milestones

Phase 3 enabling activities (now through 1H2015)

Commencement of Phase 3 registration trials (mid-2015) Phase 3 efficacy and safety results available (mid-2016) NDA filing (mid-2017)

Key Milestones Financed by IPO Proceeds

Early-2014: RoclatanTM

Started Phase 2b clinical trial

Early 3Q 2014: RhopressaTM

Start Phase 3 registration trials

Mid-2015: RhopressaTM

Efficacy results from Phase 3 expected

Mid-2016: RhopressaTM

NDA filing expected

H1 2014 H2 2014 H1 2015 H2 2015 H1 2016

Late June 2014: RoclatanTM

Phase 2b clinical trial completed

Mid-2015: RoclatanTM

Phase 3-ready

Financial Summary

Use of IPO Proceeds: $68M through Mid-2016

RhopressaTM

Phase 3 registration trials Direct clinical - $25.0M

Non-clinical - $12.4M RoclatanTM

Phase 2b clinical trial Direct clinical - $2.5M

Non-clinical - $1.0M Phase 3 enabling activities Non-clinical - $6.3M G&A and working capital - $20.8M

Additional RoclatanTM Needs: $40M through Mid-2017

RoclatanTM

Phase 3 registration trials Direct clinical - $25.5M

Non-clinical - $2.0M

12 Months G&A and working capital - $12.5

Targeted Mid-2017: Expected NDA Approval for RhopressaTM Expected NDA Filing for RoclatanTM

Aerie Stock & Market Cap Performance

Market Cap (dollars in millions)

10/31/13 - $243.7 12/31/13 - $418.2 6/30/14 - $581.5

28 26 24 22 20 18 16 14 12 10

10/31 11/30 12/31 01/31 02/28 03/31 04/30 05/31

4000k

0 10/31 11/30 12/31 01/31 02/28 03/31 04/30 05/31

Comparison of Cumulative Return

Between Aerie Pharmaceuticals, Inc. and the NASDAQ Biotechnology Index

Aerie Pharmaceuticals, Inc. (AERI) NASDAQ Biotech Index (^NBI)

+200% +150% +100% +50% 0% -50%

Nov 13 Jan 14 Mar 14 May 14 June 14

Data as of June 30, 2014 (Yahoo Finance)

Market Cap (dollars in millions)

10/31/13—$243.7 12/31/13—$418.2 6/30/14—$581.5